STOCK PURCHASE AGREEMENT

         This STOCK PURCHASE AGREEMENT (the "Agreement") is entered into this 2nd of September, 1997, by and among INTERNATIONAL IMAGING, INC., a Delaware corporation (hereinafter referred to as "Buyer"); and EROSE CAPITAL CORP., a California corporation ("Erose"), Mark L. Saginor, M.D., an individual and Victor Portanova, an individual (hereinafter collectively referred to as "Seller"), being the majority shareholders of CHIRALT CORPORATION, a California corporation (hereafter referred to as "Company").

         WHEREAS, Seller is the owner of record and beneficially owns Forty Eight Million Nine Hundred Seventeen Thousand Five Hundred (48,917,500) shares of the issued and outstanding shares of Common Stock of the Company.

         WHEREAS, Seller desires to sell all of the Shares to Buyer, and Buyer desires to purchase the Shares, upon the terms and conditions set forth herein:

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, and subject to the accuracy of the representations and warranties of the parties, the parties hereto agree as follows:

                                       I.

                         SALE AND PURCHASE OF THE SHARES

         1.1 Sale and Purchase. Subject to the terms and conditions hereof, at the Closing (as defined in paragraph 1.2 below), Seller agrees to sell, assign, transfer, convey and deliver to Buyer, and Buyer agrees to purchase from Seller, the Shares listed in Exhibit "A". attached hereto, which together constitute 100% of the issued and outstanding Shares of Common Stock of the Company.

         1.2 Closing. The purchase shall be consummated at a closing ("Closing") to take place at 9:00 o'clock a.m., at the offices of Buyer's counsel upon the earlier of (i) three days after Buyer has been presented with verified, and fully executed copies of a certain agreement evidencing Company's unconditional and complete ownership of all of Rose Color Inc. and SPS Alfachem, Inc., or (ii) September 15, 1997 ("Closing Date").

         1.3 Purchase Price. The aggregate purchase price ("Purchase Price") for the Shares shall be Fourteen Million Six Hundred Thirty Thousand, Four Hundred, Eight (14,630,408) shares of Common Stock of the Buyer ("Buyer's Shares"). This portion of the Purchase Price shall be paid at Closing, by issuance and delivery of Buyer's Shares as follows:

                  (a) Eleven Million Two Hundred Fifty Thousand (11,250,000) shares to Seller against receipt of certificates representing the Shares, duly endorsed for transfer to Buyer (less One Million One Hundred and Twenty-Five Thousand (1,125,000) shares of International Imaging stock to be placed in escrow with the Banc One, as escrow agent, for the benefit of Electronic Systems Engineering Co. ("ESECO"), to ensure the payment by Seller or its agents of the amount of Two Hundred Fifty Thousand Dollars ($250,000.00), as evidenced by a promissory note, to "ESECO" no later than One Hundred Twenty (120) days from closing as referenced in P. 1.4, below)).


                  (b) Three Million (3,000,000) shares to Rose International, Ltd. of 100% of the ownership of Rose Color Inc. and SPS Alfachem, Inc..

                  (c) The amount of One Hundred Ninety Thousand, Two Hundred and Four (190,204) shares each to Mark L. Saginor, M.D. and Victor Portanova.

         1.4 Other Agreements. At closing, the indicated parties shall execute and deliver the following additional agreements in substantially the form attached hereto:

                  (a) Stock certificates representing all of the Shares, duly endorsed to Buyer and in blank or assignments separate from the certificates, transferring the Shares from Seller to Buyer.

                  (b) That certain Stock Purchase Agreement by and among Speedmaster, Inc. and International Imaging, Inc. As part of such agreement, Erose agrees to place in escrow with the Bank One the amount of One Million One Hundred and Twenty-Five Thousand (1,125,000) shares of International Imaging stock, which shall remain in the name of Seller, for the benefit of Electronic Systems Engineering Co. ("Eseco"), to ensure the payment by Erose or its agents the amount of Two Hundred Fifty Thousand Dollars ($250,000.00), as evidenced by a promissory note, to the Company no later than One Hundred Twenty (120) days from closing. During such period of escrow, Erose shall have full rights and authority to vote such stock.

                           No later than September 30, 1997, Erose shall pay to
                  the order of the Company or its designee the sum of Forty Thousand Dollars ($40,000.00). Thereafter, Erose shall pay the remaining balance of Two Hundred Ten Thousand Dollars ($210,000.00) in equal monthly installments of Fifty-Two Thousand Five Hundred Dollars ($52,500.00)(the "Installment Payments"). In the event that Erose fails to make any installment when due, and if not cured after ten (10) days notice to Erose, any remaining Installment Payments shall immediately become due and payable and the escrow agent shall be authorized to immediately deliver any Shares remaining in escrow to the Company, which shall have all right, title and interest to such Shares. Further, if Erose successfully completes all Installment Payments, Eseco shall forgive the sum the sum of Thirty-Two Thousand, Eighty-Five Dollars and Ninety-Five Cents ($32,085.92) now due and owing from Buyer to Eseco.

                           Without waiving its right to any of the above, Erose
                  shall be entitled to withdraw certain amounts of Shares if the stock price of Seller trades above a $4.00 bid for three days, Five Hundred Sixty-Two Thousand Five Hundred (562,5000) may be released to Erose. If Seller or Erose makes the first capital infusion of Forty Thousand dollars ($40,000.00) as scheduled and the stock price of Seller is above $4.00 per share, Ninety Thousand Shares shall be released to Erose. Each time Seller or Erose make a scheduled Installment Payment, One Hundred Eighteen Thousand One Hundred Twenty-Five (118,125) Shares will be released to Erose or Seller. Upon the satisfaction of the last remaining installment payment, any remaining Shares in escrow shall be released to Erose.

                  (c) That certain Agreement and Plan of Reorganization by and among Chiralt Corp., Rose International Ltd., Rose Color, Inc., SPS Alfachem, Inc. and Struthers Industries, Inc.

                  (d) An agreement by and between certain key employees and stockholders of the Buyer and Seller that the existing directors and officers of Buyer and Company remain unchanged only until such time as the transaction referenced in subparagraph (b) above has been executed. Buyer and Seller agree to consummate the transaction referenced in subparagraph
                  (b) contemporaneously with this Agreement. Seller and Company further agree that any Shares owned or controlled by them shall be used to vote in favor of the existing directors and officers of Seller and Company until the closing is consummated.

         1.5 Basic Agreements and Transactions Defined. This Agreement and other agreements listed in paragraph 1.4, are sometimes referred to as the "Basic Agreement". The transactions contemplated by the Basic Agreement are sometimes referred to as the "Transactions".

                                       II.

                         REPRESENTATIONS AND WARRANTIES


         2.1 Representations and Warranties of Seller. Seller represent and warrant to Buyer as follows.

            (a) Title to the Shares. At Closing, Seller shall own of record and beneficially the number of the Shares listed in Exhibit "A", of the Company, free and clear of all liens, encumbrances, pledges, claims, options, charges and assessments of any nature whatsoever, with full right and lawful authority to transfer the Shares to Buyer. No person has any preemptive rights or rights of first refusal with respect to any of the Shares. There exists no voting agreement, voting trust, or outstanding proxy with respect to any of the Shares. There are no outstanding rights, options, warrants, calls, commitments, or any other agreements of any character, whether oral or written, with respect to the Shares.

            (b) Organization. Seller is a corporation duly incorporated, validly existing and in good standing wider the laws of the State of California. Seller has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business. The Company is duly qualified and in good standing as a foreign corporation in each jurisdiction where its ownership of property or operation of its business requires qualification.

            (c) Authorized Capitalization. The authorized capitalization of the Company consists of Seventy Five Million (75,000,000) shares of Common Stock, of which Forty Eight Million Nine Hundred Seventeen Thousand Five Hundred (48,917,500) shares have been issued and are outstanding and Series A Preferred Shares of which Sixty-One Thousand, Two Hundred Sixty-Eight (61,268) shares are outstanding and Series B Preferred Shares of which Two Hundred Forty Thousand, Four Hundred Eighty-Three (240,483) shares are outstanding and Series C Preferred Shares of which Forty-One Thousand, Six Hundred and Eighty-Eight (41,688) shares are outstanding (collectively referred to as the "Shares"). The Shares have been duly authorized, validly issued, are fully paid and nonassessable with no personal liability attaching to the ownership thereof and were offered, issued, sold and delivered by the Company in compliance with all applicable state and federal laws. Except as set forth in Exhibit "C" attached hereto, the Company is not a party to and are not bound by any agreement, contract, arrangement or understanding, whether oral or written, giving any person or entity any interest in, or any right to share, participate in or receive any portion of, the Company's income, profits or assets, or obligating the Company to distribute any portion of its income, profits or assets.

            (d) Authority. Seller has full power and lawful authority to execute and deliver the Basic Agreements and to consummate and perform the Transactions contemplated thereby. The Basic Agreements constitute (or shall, upon execution, constitute) valid and legally binding obligations upon Seller, enforceable in accordance with their terms. Neither the execution and delivery of the Basic Agreements by Seller, nor the consummation and performance of the Transactions contemplated thereby, conflicts with, requires the consent, waiver or approval of, results in a breach of or default under, or gives to others any interest or right of termination, cancellation or acceleration in or with respect to, any agreement by which Seller or the Company is a party or by which Seller or the Company or any of their respective properties or assets are bound or affected.

            (e) Company Financial Statements. The Company Financial Statements are complete, were prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior periods and fairly and accurately present the financial position of the Company as of July 31, 1997.

         (f) No Undisclosed Liabilities. Except as set forth in the Company Financial Statements previously delivered to Buyer and as set forth on Exhibit "D", Seller is not aware of any liabilities for which the Company is liable or will become liable in the future.

         (g) Taxes. The Company has filed and paid all federal, state, local tax and other returns and reports which were required to be filed with respect to all taxes, levies, imposts, duties, licenses and registration fees, charges or withholdings of every nature whatsoever ("Tares"), and their exists a substantial basis in law and fact for all positions taken in such reports. No waivers of periods of limitation are in effect with respect to any taxes arising from and attributable to the ownership of properties or operations of the business of the Company. Adequate cash reserves exist for the full payment of obligations incurred for all such taxes which are not yet due, but may be incurred at or near Closing.

         (h) Properties. The Company has good and marketable title to all its personal property, equipment, processes, patents, copyrights, trademarks, franchises, licenses and other properties and assets (except fox items leased or licensed to the Company), including all property reflected in the Company Financial Statements (except for assets reflected therein which have been sold in the normal course of its business where the proceeds from such sale or other disposition have been properly accounted for in the financial statements of the Company), in each case free and clear of all liens, claims and encumbrances of every kind and character, except as set forth in Exhibit "E". The Company has no ownership interest in any real property. The assets and properties owned, operated or leased by the Company and used in its business are in good operating condition, reasonable wear and tear excepted, and suitable for the uses for which intended.

         (i) Books and Records. The books and records of the Company are complete and correct in all material respects, have been maintained in accordance with good business practices and accurately reflect in all material respects the business, financial condition and results of operations of the Company as set forth in the Company Financial Statements.

         (j) Insurance. Exhibit "F" contains an accurate and complete list and brief description of all performance bonds and policies of insurance, including fire and extended coverage, general liability, workers compensation, products liability, property, and other forms of insurance or indemnity bonds held by the Company. The Company is not in default with respect to any provisions of any such policy or indemnity bond and has not failed to give any notice or present any claim thereunder in due and timely fashion. All policies of insurance and bonds are: (1) in full force and effect; (2) are sufficient for compliance by the Company with all requirements of law and of all agreements and instruments to which the Company is a party; (3) are valid, outstanding and enforceable; (4) provide adequate insurance coverage for the assets, business and operations of the Company in amounts at least equal to customary coverage in the Company's industry; (5) will remain in full force and effect through the Closing; and (6) will not be affected by, and will not terminate or lapse by reason of, the transactions contemplated by this Agreement.

         (k) Transactions with certain Persons. Except as disclosed in Exhibit "G", the Company has no outstanding agreement, understanding, contract, lease, commitment, loan or other arrangement with any officer, director or shareholder of the Company or any relative of any such person, or any corporation or other entity in which such person owns a beneficial interest.

         (1) Material Contracts. Except as set forth in exhibit "H", the Company has no purchase, sale, commitment, or other contract, the breach or termination of which would have a materially adverse effect on the business, financial condition, results of operations, assets, liabilities, or prospects of the Company.

         (m) Employment Matters. Exhibit "I" contains a list of all officers, their base salaries, accrued vacation pay, sick pay, and severance pay through August 15, 1997. Except as set forth in Exhibit "I", the Company is not a party to any employment agreement, or any pension, profit sharing, retirement or other deferred compensation plan or agreement. The Company has not incurred any unfunded deficiency or liability within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA"), has not incurred any liability to the Pension Benefit Guarantee Corporation established under ERISA in connection with any employee benefit plan and has no outstanding obligations or liabilities under any employee benefit plan. The Company has not been a party to a "prohibited transaction," which would subject the Company to any tax or penalty. There is no collective bargaining agreement or negotiations therefor, labor grievance or arbitration proceeding against the Company pending or threatened, and to the knowledge of the Seller, there are no union organizing activities currently pending or threatened against or involving the Company.

         (n) Authorizations. The Company has no licenses, permits, approvals and other authorizations from any governmental agencies and any other entities that are necessary for the conduct of its business, except as set forth in Exhibit "J" which contains a list of all licenses, permits, approvals, and other authorizations, as well as a list of an copyrights, patents, trademarks, tradenames, servicemarks, franchises, licenses and other permits, each of which is valid and in bill force and effect.

         (o) No Powers of Attorney. The Company has no powers of attorney or similar authorizations outstanding.

         (p) Compliance with Laws. The Company is not in violation of any federal, state, local or other law, ordinance, rule or regulation applicable to its business, and have not received any actual or threatened complaint, citation or notice of violation or investigation from any governmental authority.

         (q) Compliance with Environmental Laws. The Company is in compliance with all applicable pollution control and environmental laws, rules and regulations. The Company has no environmental licenses, permits and other authorizations held by the Company relative to compliance with environmental laws, rules and regulations.

         (r) Litigation. There are no actions, suits, claims, complaints or proceedings pending or threatened against the Company, at law or in equity, a before or by any governmental department, commission, court, board, bureau, agency or instrumentality: and there are no facts which would provide a valid basis for any such lotion, suit or proceeding. There are no orders, judgments or decrees of any governmental authority outstanding which specifically apply to the Company or any of its assets.

         (s) Validity. All contracts, agreements, leases and licenses to which the Company is a party or by which it or any of its properties or assets are bound or affected, are valid and in full force and effect; and no breach or default exists, or upon the giving of notice or lapse of time, or both, would exist, on the part of the Company or by any other party thereto.

          (t) No Adverse Changes. Since July 31, 1997, there have been no actual or threatened developments of a nature that is materially adverse to or involves any materially adverse effect upon the business, financial condition, results of operations, assets, liabilities, or prospects of the Company.

         (u) Fees. All negotiations relating to the Basic Agreements and the Transactions have been conducted by the Seller in such a manner as not to give rise to any valid claim for any finder's fees, brokerage commission, financial advisory fee or related expense or other like payment for which the Company or Buyer are or may be liable. In the event that Seller's conduct or actions results in the demand for the payment of such fees, Seller agrees to indemnify and hold harmless Buyer from any and all claims and costs associated with such demand for fees.

         (v) Full Disclosure. All statements of Seller contained in the Basic Agreements and in any other written documents delivered by or on behalf of the Company or Seller to Buyer are true and correct in all material respects and do not omit any material fact necessary to make the statements contained therein not misleading in light of the circumstances under which they were made. There are no facts known to Seller which could have a materially adverse affect upon the business, financial condition, results of operations, assets, liabilities, or prospects of the Company, which have not been disclosed to Buyer in the Basic Agreements. Seller acknowledges and agrees that Buyer has relied upon such representations in the decision to consummate the transaction.

         2.2 Representations and Warranties of Buyer. Buyer represents and warrants to Seller as follows;

         (a) Organization Buyer is a corporation duly incorporated, validly existing and in good standing under the laws of the state of Delaware. Buyer has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business. Buyer is duly qualified and in good standing as a foreign corporation in each jurisdiction where its ownership of property or operation of its business requires qualification. The Certificate of Incorporation and the Bylaws of Buyer presently provide that the number of members of the Board of Directors shall be at least one.

         (b) Authorized Capitalization. The authorized capitalization of the Buyer consists of Three Hundred Million (300,000,000) shares of Common Stock, of which Four Million Seven Hundred Thirty Three Thousand Four Hundred sixteen (4,733,416) shares have been issued and are outstanding. There are no outstanding rights, options, or warrants to purchase any issued shares except for those outlined in the Bankruptcy Plan of Reorganization and Disclosure Statement. A 1 for 5 reverse split has been approved along with other aspects of its current capitalization as specified in the Bankruptcy Plan of Reorganization and Disclosure Statement attached and incorporated hereto as Exhibit "K".

         (c) Authority. Buyer has full power and lawful authority to execute and deliver the Basic Agreements and to consummate and perform the Transactions contemplated thereby. The Basic Agreements constitute (or shall, upon execution, constitute) valid and legally binding obligations upon Buyer, enforceable in accordance with their terms. Neither the execution and delivery of the Basic Agreements by Buyer, not the consummation and performance of the Transactions contemplated thereby, conflicts with, requires the consent, waiver or approval of, results in a breech of or default under, or gives to others any interest or right of termination, cancellation or acceleration in or with respect to, any agreement by which Buyer is a party or by which Buyer or any of its properties or assets are bound or affected.

         (d) Investment Intent. Buyer is acquiring the Shares for its own account, for investment purposes only, and not with a view to the sale or distribution of any part thereof, and Buyer has no present intention of selling, granting participation in, or otherwise distributing the same. Buyer understands the specific risks related to an investment in the Shares, especially as it relates to the financial performance of the Company.

         (e) Estimated Liabilities. As of the 2nd day of September, 1997, Buyer states that its current accounts payable or liabilities do not exceed thirty thousand dollars ($30,000.00.00).

                                      III.

                                    COVENANTS

         3.1 Covenants of Seller. Seller covenants and agrees that from the date hereof to the Closing without the prior written consent of Buyer:

         (a) Ordinary Course of Business. Seller will operate the business of the Company only in the ordinary course and will use their best efforts to preserve the Company's business, organization, goodwill and relationships with persons having business dealings with them.

         (b) Maintain Properties. Seller will maintain all of the Company's properties in good working order, repair and condition (reasonable wear and use excepted) and cause the Company to take all steps reasonably necessary to maintain in full force and effect its patents, trademarks, servicemarks, trade names, brand names' copyrights and other intangible assets.

         (c) Compensation. Seller will not permit the Company to (1) enter into or alter any employment agreements; (2) grant any increase in compensation other than normal merit increases consistent with the Company's general prevailing practices to any officer or employee; or (3) enter into or alter any labor or collective bargaining agreement or any bonus or other employee fringe benefit.

         (d) No Indebtedness. Seller will not permit the Company to create, incur, assume, guarantee or otherwise become liable with respect to any obligation for borrowed money, indebtedness, capitalized lease or similar obligation, except in the ordinary course of business consistent with past practices where the entire net proceeds thereof are deposited with and used by and in connection with the business of the Company and after notice to Buyer.

         (e) Maintain Books. Seller will cause the Company to maintain its books, accounts and records in the usual, regular ordinary and sound business manner and in accordance with generally accepted accounting principles applied on a basis consistent with past practices.

         (f) No Amendments. Seller will not permit the Company to amend its corporate charter or bylaws (or similar documents) without prior consent of Buyer and will cause the Company to maintain their corporate existence, licenses, permits, powers and rights in full force and effect.

         (g) Taxes and Accounting Matters. Seller will cause the Company to file when due all federal, state and local tax returns and reports which shall be accurate and complete, including but not limited to income, withholding, franchise, excise, ad valorem, and other taxes with respect to its business and properties, and to pay as they become due all taxes or assessments except for taxes for which adequate reserves are established and which are being contested in good faith by appropriate proceedings. Seller will not permit the Company to change their accounting methods or practices or any depreciation, amortization or inventory valuation policies or practices.

         (h) No Disposition or Encumbrance. Except in the ordinary course of business consistent with past practice. Seller will not permit the Company to
(1) dispose of or encumber any of its properties and assets, (2) discharge or satisfy any lien or encumbrance or pay any obligation or liability (fixed or contingent) except for previously scheduled repayment of debt, (3) cancel or compromise any debt or claim, (4) transfer or grant any rights under any concessions, leases, licenses, agreements, patents, inventions, proprietary technology or process, trademarks, servicemarks or copyrights, or with respect to any know-how, or (5) enter into or modify in any material respect or terminate any existing license, lease, or contract.

         (i) Insurance. Seller will cause the Company to maintain in effect all its current insurance policies.

         (j) No Securities Issuances. Seller will not permit the Company to issue any shares of any class of capital stock, or enter into any contract, option, warrant or right calling for the issuance of any such shares of capital stock, or create or issue any securities convertible into any securities of the Company except for the transactions contemplated herein.

         (k) No Dividends. Seller will not permit the Company to declare, set aside or pay any dividends or other distributions of any nature whatsoever.

         (1) Contracts. Seller will not permit the Company to enter into or assume any contract, agreement. obligation, lease, license, or commitment except in the ordinary course of business consistent with past practice or as contemplated by this Agreement.

         (m) No Breach. Seller will not permit the Company to do any act or omit to do any act which would cause a breach of any contract, commitment or obligation of the Company.

         (n) Due Compliance. Seller will cause the Company to comply with all laws, regulations, rules and ordinances applicable to it and 10 the conduct of its business.

         (o) No Waiver of Rights. Seller will not permit the Company to amend, terminate or waive any material right whether or not in the ordinary course of business.

         (p) Capital Commitments. Seller will not permit the Company to make or commit to make any capital expenditure, capital addition or capital improvement without the express knowledge and consent of Buyer.

         (q) No Related Party Transactions. Seller will not permit the Company to make any loans to, or enter into any transaction, agreement, arrangement or understanding or any other nature with, any officer, director or employee of the Company.

         (r) Notice of Change. Seller will promptly advise Buyer in writing of any material adverse change, or the occurrence of any event which involves any substantial possibility of a material adverse change, in the business, financial condition, results of operations, assets, liabilities or prospects of the Company.

         (s) Consents. Seller will use their, and will cause the Company to use its, best good faith efforts to obtain the consent or approval of each person or entity whose consent or approval is required for the consummation of the Transactions contemplated hereby and to do all things necessary to consummate the Transactions contemplated by the Basic Agreements.

         (t) Reorganization. Seller will provide a statement by its Board of Directors and an opinion of counsel stating that certain reorganization specified in P. 1.4(c) above shall have been fully and properly consummated in accordance with all applicable federal and state law.

                                       IV.

                           CONDITIONS PRECEDENT TO THE
                          OBLIGATIONS OF BUYER TO CLOSE

         The obligation of Buyer to close the Transactions contemplated hereby is subject to the fulfillment by Seller prior to Closing of each of the following conditions, which may be waived in whole or in part by Buyer:

         4.1 Compliance with Representations, Warranties and Covenants. The representations and warranties of Seller contained in this Agreement shall have been true and correct when made and shall be true and correct as of the Closing with the same force and effect as if made at the Closing. Seller shall have performed all agreements, covenants and conditions required to be performed by Seller prior to the Closing.

         4.2 No Adverse Change. There shall have been no event which has had or may have a material adverse effect upon the business, financial condition, results of operation, assets, liabilities or prospects of the Company. Notwithstanding the above, Seller has disclosed to Buyer that its shares are no longer listed as trading publicly with the National Association of Securities Dealers ("NASD"). Seller has advised Buyer that it cannot represent to Buyer the reason why its shares were delisted or when such shares may be relisted and available for trading. Buyer acknowledges such problem and has nonetheless agreed to assume all risk associated with such share delisting and continue with the Closing. Representatives of Seller will reasonably cooperate with Buyer in order to facilitate the relisting of such shares with the

NASD. Seller hereby disclaims any and all representations or warranties with respect to the value of or the listing of its shares with the NASD.

         4.3 No Legal Proceedings. No suit, action or other legal or administrative proceeding before any court or other governmental agency shall be pending or threatened seeking to enjoin the consummation of the Transactions contemplated hereby.

         4.4 Documents to be Delivered by Seller. Seller shall have delivered the following documents:

         (a) Stock certificates representing all of the Shares, duly endorsed to Buyer and in blank or accompanied by duly executed stock powers, copies of which are attached as Exhibit "L".

         (b) A copy of (i) the Certificate of Incorporation of the Company, certified as correct by the Company; and (ii) the bylaws of the Company certified as correct by the Company; and (iii) a certificate of Good Standing, to the effect that the Company is in good standing and has paid all franchise taxes in such state, collectively attached hereto as Exhibit "M";

         (c) All agreements referred to in paragraph 1.4 above, specifically as to the capitalization of ESECO in the amount of $250,000.00, executed and finalized by all parties thereto other than Buyer.

         (d) All corporate and other records of or applicable to the Company included but not limited to, current and up-to-date minute books, stock transfer books and registers, books of accounts, leases and material contracts.

         (e) Such other documents or certificates as shall be reasonably required by Buyer or its counsel in order to close and consummate this Agreement.

                                       V.

                           CONDITIONS PRECEDENT TO THE
                         OBLIGATIONS OF SELLER TO CLOSE


         The obligation of Seller to close the Transactions is subject to the fulfillment prior to closing of each of the following conditions, any of which way be waived in whole or in part by Seller:

         5.1 Compliance with Representations, Warranties and Covenants. The representations and warranties made by Buyer in this Agreement shall have been true and correct when made and shall be true and correct in all material respects at the Closing with the same force and effect as if made at the closing, and Buyer shall have performed all agreements, covenants and conditions required to be performed by Buyer prior to the Closing.

         5.2 No Legal Proceedings. No suit, action or other legal or administrative proceedings before any court or other governmental agency shall be pending or threatened seeking to enjoin the consummation of the Transactions contemplated hereby.

         5.3 Payments. Seller shall have received from Buyer all Common Stock to be issued at the closing by Buyer pursuant to all the Basic Agreements.

         5.4 Escrow of Liabilities. Seller shall escrow all sums necessary to satisfy accrued liabilities due and payable by Company at the date of closing.

         5.5 Documentation. Seller shall have been provided all documentation called for in this Agreement.

                                       VI.

                       MODIFICATION, WAIVERS, TERMINATION
                                  AND EXPENSES

         6.1 Modifications. Buyer and Seller may amend, modify or supplement this Agreement in any manner as they way mutually agree in writing.

         6.2 Waivers. Buyer and Seller may in writing extend the time for or waive compliance by the other with any of the covenants or conditions of the other contained herein.

         6.3 Termination and Abandonment. This Agreement may be terminated and the purchase of the shares may be abandoned before the closing:

                  (a) By the mutual consent of Seller and Buyer;

                  (b) By Buyer, if the representations and warranties of Seller set forth herein shall not be accurate, or the conditions precedent set forth in Article V shall have not have been satisfied, in all material respects; or

                  (c) By Seller, if the representations and warranties of Buyer set forth herein shall not be accurate, or the conditions precedent set forth in Article V shall not have been satisfied in all material respects.

         Termination shall be effective on the date of receipt of written notice specifying the reasons therefor.

                                      VII.

                                  MISCELLANEOUS

         7.1 Representations and Warranties to Survive. Unless otherwise provided, all of the representations and warranties contained in this Agreement and in any certificate, exhibit or other document delivered pursuant to this Agreement shall survive the Closing for a period of two (2) years. No investigation made by any party hereto or their representatives shall constitute a waiver of any representation or warranty, and no such representation or warranty shall be merged into the Closing.

         7.2 Binding Effect of the Basic Agreements. The Basic Agreements as identified in P. 1.4 and the certificates and other instruments delivered by or on behalf of the parties pursuant thereto, constitute the entire agreement between the parties. The terms and conditions of the Basic Agreements shall inure to the benefit of and be binding upon the respective heirs, legal representatives, successor and assigns of the parties hereto. Nothing in the Basic Agreements, expressed or implied, confers any rights or remedies upon any party other than the parties hereto and their respective heirs, legal representatives and assigns.

         7.3 Applicable Law. The Basic Agreements are made pursuant to, and will be construed under, the laws of the State of Oklahoma.

         7.4 Notices. All notices, requests, demands and other communications hereunder shall be in writing and will be deemed to have been duly given when delivered or mailed, first class postage prepaid:

                      (a)  If to Seller, to:

                           Chiralt Corporation
                           1875 Century Park East #930
                           Los Angeles, CA 90067
                           Telephone:  (310) 203-4500
                           Fax: (310) 203-4505

                      (b)  If to Buyer, to:

                           International Imaging, Inc.
                           Attn.: Arthur A. Kaminshine, President and CEO One ESECO Road
                           Cushing, Oklahoma 74023-9601
                           Telephone:   (918) 225-1266
                           Fax:  (918) 225-1284

         These addresses may be changed from time to time by written notice to the other parties.


         7.5 Headings. The headings contained in this Agreement are for reference only and will not affect in any way the meaning or interpretation of this Agreement.

         7.6 Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original and all of which together will constitute one instrument.

         7.7 Severability. If any one or more of the provisions of this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable under applicable law this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. The remaining provisions of this Agreement shall be given effect to the maximum extent then permitted by law.

         7.8 Forbearance; Waiver. Failure to pursue any legal or equitable remedy or right available to a party shall not constitute a waiver of such right, nor shall any such forbearance, failure or actual waiver imply or constitute waiver of subsequent default or breach.

         7.9 Attorneys' Fees and Expenses. The prevailing party in any legal proceeding based upon this Agreement shall be entitled to reasonable attorneys' fees and expenses and court costs.

         7.10 Expenses. Each party shall pay all fees and expenses incurred by it incident to this Agreement and in connection with the consummation of all transactions contemplated by this Agreement.

         7.11 Integration. This Agreement and all documents and instruments executed pursuant hereto merge and integrate all prior agreements and representations respecting the Transactions, whether written or oral, and constitute the sole agreement of the parties in connection therewith. This Agreement has been negotiated by and submitted to the scrutiny of both Seller and Buyer and their counsel and shall be given a fair and reasonable interpretation in accordance with the words hereof, without consideration or weight being given to its having been drafted by either party hereto or its counsel.

         7.12 Indemnification.

         (a) Seller's Indemnification. Seller and Company shall indemnify, exonerate and hold harmless Buyer, its present directors and officers, including but not limited to Arthur Kaminshine and Edward Handlin, in their individual and corporate capacities, from and against any claim, loss, cost, damage, expense or other liability arising out of the Agreement, including any claims involving conflicts of interests or self-dealing, which shall survive the Closing. This indemnity shall include indemnity against all costs, expenses and liabilities incurred in and in connection with any such claim or liability, and proceeding brought thereon, and the reasonable cost of the defense thereof with legal counsel reasonably acceptable to Buyer.

         (b) Buyer's Indemnification. Buyer shall indemnify, exonerate and hold harmless the Seller and the Company, their present directors and officers, including but not limited to David Shriner, Greg Tiefer and Ron Amen, in their individual and corporate capacities, from and against any claim, loss, cost, damage, expense or other liability arising out of the Agreement, including any claims involving conflicts of interests or self-dealing, which shall survive the Closing. This indemnity shall include indemnity against all costs, expenses and liabilities incurred in and in connection with any such claim or liability, and proceeding brought thereon, and the reasonable cost of the defense thereof with legal counsel reasonably acceptable to Buyer.

         7.13 Facsimile Documents. The parties agree to accept copies and facsimile documents of this Agreement and related exhibits and other documents as if such documents were the originals.

         IN WITNESS WHEREOF, the undersigned parties hereto have duly executed this Agreement on the date first written above.

              "BUYER"                                       "SELLER"
    INTERNATIONAL IMAGING, INC.                        EROSE CAPITAL CORP.


By:  /s/                                     By:  /s/
    ------------------------------               ------------------------------
     Arthur A. Kaminshine                         David Shriner
     President                                    President




          "COMPANY"                               MARK L. SAGINOR, M.D.
     CHIRALT CORPORATION
                                                  /s/
                                                 ------------------------------
By:  /s/
    ------------------------------
     Ronald J. Amen                               VICTOR PORTANOVA, ESQ.
     President

----------------------------------
ROSE INTERNATIONAL, LTD AND
G. DAVID GORDON AND ASSOCIATES


By:  /s/
    ------------------------------
     G. David Gordon, President